UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 3, 2010
PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647
(Address of Principal Executive Offices, including zip code)
(601) 948-4091
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On May 3, 2010, Parkway Properties, Inc. (the “Company”) filed a current report on Form 8-K (the “Original Form 8-K”) pursuant to which the Company inadvertently filed a press release regarding its results of operations for the quarter ended March 31, 2010 pursuant to Item 8.01 rather than furnish such information pursuant to Item 2.02. The Company hereby amends the Original Form 8-K to clarify that the information disclosed in the Original Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Parkway Properties, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 2.02 Results of Operations and Financial Condition
On May 3, 2010, Parkway issued a press release regarding its results of operations for the quarter ended March 31, 2010. A copy of this press release is incorporated by reference as Exhibit 99.1.
The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Parkway Properties, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1 Press Release of the Company dated May 3, 2010, announcing the results of operations of the Company for the quarter ended March 31, 2010 (incorporate by reference to Exhibit 99.1 to the Company’s Form 8-K filed May 3, 2010)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2010

PARKWAY PROPERTIES, INC.
By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President, Chief Accounting Officer and Secretary

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